                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                   -----------

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of earliest event reported): February 8, 2007

                         EASYLINK SERVICES CORPORATION
               (Exact Name of Registrant as Specified in Charter)


        DELAWARE                     000-26371              13-3787073
(State or Other Jurisdiction        (Commission           (IRS Employer
    of Incorporation)               File Number)         Identification No.)

33 Knightsbridge Road, Piscataway, New Jersey            08854
  (Address of Principal Executive Offices)            (Zip Code)

        Registrant's telephone number, including area code: 732-652-3500

                                 Not applicable
          (Former Name or Former Address, if Changed Since Last Report)

      Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01. ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

SETTLEMENT AGREEMENT

On February 16, 2007, EasyLink Services Corporation ("EasyLink" or the "Company") issued a press release announcing that the litigation entitled Dynamic Depth Inc. v. Easylink Services Corporation claiming infringement of United States Patent No. 5,461,488 was settled on February 8, 2007 on a mutually acceptable basis. The terms of the Settlement Agreement are confidential. The Company has determined that the terms of the settlement will have not a material or significant effect upon the Company or its business.

A copy of the February 16 press release is attached hereto as exhibit 99.1 and is incorporated herein by this reference.


ITEM 5.02 (e) COMPENSATORY ARRANGEMENTS OF CERTAIN OFFICERS

On February 13, 2007, the Compensation Committee of the Company's Board of Directors unanimously approved the amendment of the Employment Agreement of Thomas F. Murawski, Chairman, President and CEO of Easylink, to add a change in control provision that provides for the vesting of stock options and other equity based awards in the same manner as the Company's uniform Severance and Change in Control Agreement. The uniform Severance and Change in Control Agreement was approved by the Company's Compensation Committee in June 20, 2006 as a form of severance agreement available to be entered into with the Company's executive officers and is filed as Exhibit 10.3 to the Company's Form 8-K dated June 20, 2006.

ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS.

(d) Exhibits

10.1 Amendment No. 2 dated February 16, 2007 to Employment Agreement between Thomas Murawski and the Company.

99.1  Press Release, dated February 16, 2007.

                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                       EASYLINK SERVICES CORPORATION
                                               (Registrant)


Date: February 16, 2006                By: /s/ Thomas F. Murawski
                                          --------------------------------------
                                          Name:  Thomas F. Murawski
                                          Title: Chairman, President and
                                                 Chief Executive Officer

                                  EXHIBIT INDEX

Exhibit No.     Description

10.1 Amendment No. 2 dated February 16, 2007 to Employment Agreement of Thomas Murawski dated February 1, 2002.



99.1            Press Release, dated February 16, 2007.